UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 04178)

Exact name of registrant as specified in charter:	Putnam American Government Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2011

Date of reporting period:	October 1, 2010 — September 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAGVX

Putnam American Government Income Fund

Annual report 9|30|11

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
American Government
Income Fund

Annual report
9 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	20

Financial statements	21

Federal tax information	68

About the Trustees	69

Officers	71

Message from the Trustees

Dear Fellow Shareholder:

Markets have reflected a heightened state of investor anxiety in recent weeks and months. The deepening European sovereign debt crisis, the potential for an economic slowdown in the United States, and the deceleration of growth by economic powerhouse China have all diminished investors’ appetite for risk.

While volatility may linger for some time, it is important to note that Putnam’s active portfolio managers continue to pursue investment opportunities around the world. In fact, during times when emotion drives market movements, nimble investors have historically had the best opportunities to take advantage of market inefficiencies.

We believe that in volatile markets, it is important to consult your financial advisor to help determine whether your portfolio reflects an appropriate degree of diversification. We also note that Putnam continues to bolster its lineup of funds that seek to limit volatility or guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries). U.S. Treasuries have traditionally been considered a safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government’s ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to U.S. Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBS). MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different financial entities, such as Putnam American Government Income Fund.

By investing in both Treasuries and MBS, the fund’s managers seek to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

 Understanding mortgage-related securities

MBS (Mortgage-backed securities): MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation): Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMO (Collateralized mortgage obligations): CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio managers

Michael V. Salm and Daniel S. Choquette, CFA

What was the market environment like for government securities during the 12-month period ended September 30, 2011?

Michael: Against the backdrop of falling interest rates, government securities generated solid performance, with longer-term U.S. Treasuries posting particularly robust returns. Strong Treasury performance was driven by the heightened risk-aversion resulting from deteriorating economic data, worsening European sovereign debt woes, congressional wrangling over the federal debt ceiling, and Standard & Poor’s downgrading of the long-term sovereign credit rating of the United States.

The Federal Reserve’s [the Fed] September announcement that it would implement “Operation Twist,” in which it will sell short-term bonds and buy longer-term bonds, placed further downward pressure on longer-term yields. Meanwhile, short-term rates remained anchored at a historically low level, resulting from the Fed’s plan to keep its target for short-term rates near zero into 2013 due to the weak economic recovery. As a result, the yield curve — a graphical representation of the difference in yields between shorter- and longer-term bonds — flattened dramatically.

Mortgage pass-through securities and government-agency interest-only collateralized mortgage obligations [IO CMOs] also performed well throughout most of the period. However, IO CMOs struggled during the period’s latter months due to increased fears about rising prepayment speeds.

The fund performed slightly below its benchmark. What dampened its relative performance?

Daniel: Given the relatively low level of Treasury yields and expectations for steadily improving economic growth, we took a cautious approach toward interest-rate

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

risk by keeping the fund’s duration — a key measure of interest-rate sensitivity — shorter than that of the benchmark. However, this positioning, which can be beneficial when rates are rising, hurt performance as rates fell across the yield curve.

Which holdings helped versus the index?

Michael: Our out-of-benchmark holdings of IO CMOs outperformed the index during most of the period, and were the main contributor to the fund’s relative results. The fund had a relatively large allocation to IO CMOs early in the period, and they generated consistently strong returns. However, we reduced our holdings during the first quarter of 2011, as valuations became less attractive. The fund’s IO CMO positions continued to add value through the spring before coming under pressure late in the period. Investors sold IO CMOs for a variety of reasons, including rapidly falling interest rates — which increased the potential for greater refinancing activity — heightened risk-aversion, and renewed discussion about further government intervention in the housing market.

By way of background, CMOs are securities backed by pools of residential mortgages, and IO securities are derived from the interest payments on those mortgages. Essentially, the longer it takes for homeowners to repay the principal on their mortgages, the more money a bondholder will make from interest payments on that loan.

How did you use derivatives during the period?

Daniel: We used futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments for another, based on a specified principal amount — to take tactical positions at various points along the yield curve. In addition, we

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our mortgage pass-through and IO CMO holdings.

What is your outlook for the months ahead?

Michael: The latest data portray a U.S. economy that is growing, but at an anemic pace. At period-end, we were still awaiting third-quarter GDP data, but our estimates based on available data suggested annualized growth of about 2.0% to 2.5%. The early releases from September were broadly in line with this pace. While fears of a “double-dip” recession have increased, we believe the economy likely will maintain a positive growth trend.

Given this slow-growth backdrop, there are two risks that are of particular concern. The first is the sovereign debt crisis in Europe. While policymakers increasingly recognize the seriousness of the issues, there remain disagreements over specific solutions and how quickly to respond. Meanwhile, the European economy appears to be slipping into recession, and the pressures on European banks clearly raise the risk of contagion for the United States.

The second risk pertains to the degree of fiscal tightening that we believe is likely to occur in 2012. President Obama’s “jobs package,” recently submitted to Congress, could moderate this fiscal tightening, but we don’t expect it to be passed in its proposed form. Exactly what will be signed into law is uncertain, which means the timing and

Credit qualities are shown as a percentage of net assets as of 9/30/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

extent of fiscal tightening are unknown. The congressional “super committee” that is currently meeting also will have an impact on the fiscal outlook. It is possible that the committee’s recommendations will provide a positive surprise, with agreement on a wide-ranging set of revenue and spending reforms. It is equally possible that the process will dissolve into the partisan rancor we saw during the summer, which severely damaged consumer confidence.

Given this outlook, how have you positioned the fund?

Daniel: We continued to find opportunities in IO CMOs, as we believed yield spreads in this part of the market had reached attractive levels following the late-period sell-off. Additionally, as the period came to a close, yield spreads on mortgage pass-through securities continued to widen, as recession fears, potential government intervention in the housing market, and systemic risk in Europe placed tremendous pressure on mortgage risk assets. In our view, these factors created compelling opportunities for active trading in this sector, and we favored lower-coupon Ginnie Mae bonds, which, we believe, may offer better protection if prepayment speeds were to increase.

Lastly, we maintained a defensive posture toward interest-rate risk. With U.S. Treasury yields near historic lows, we believe the risk of higher interest rates significantly outweighs the potential rewards from a long-duration stance.

Thank you, Michael and Daniel, for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Your fund’s monthly dividend per class A share was decreased from $0.046 to $0.036 effective April 2011. The decrease was due to a reduction in interest income resulting from the current low-interest-rate environment.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

Portfolio Manager Daniel S. Choquette holds a B.A. from Yale University and a B.A. from the Royal Conservatory of Music. A CFA charterholder, he joined Putnam in 2002 and has been in the investment industry since 1997.

IN THE NEWS

U.S. corporations are holding more cash on their books than at any time in nearly 50 years. At the end of June, non-financial companies held more than $2 trillion in cash and other liquid assets, according to the Federal Reserve (the Fed). This marks an increase of more than $88 billion since the end of March. Cash accounted for 7.1% of all company assets, according to the Fed, the highest level since 1963. The Fed’s analysis does not include the substantial amount of cash that U.S. companies hold overseas. While critics are putting pressure on companies to use the cash to invest or create more jobs, others say the sizeable cash holdings could provide an important buffer for U.S. companies if European bank woes should spark a global financial crisis.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/01)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.81%	6.65%	5.95%	5.95%	6.01%	6.01%	6.50%	6.37%	6.55%	6.91%

10 years	71.83	64.95	59.29	59.29	59.40	59.40	67.47	62.02	67.76	76.11
Annual average	5.56	5.13	4.77	4.77	4.77	4.77	5.29	4.94	5.31	5.82

5 years	46.90	41.01	41.32	39.32	41.46	41.46	45.04	40.30	45.13	48.71
Annual average	8.00	7.11	7.16	6.86	7.18	7.18	7.72	7.01	7.73	8.26

3 years	36.42	31.02	33.35	30.35	33.45	33.45	35.46	31.12	35.55	37.51
Annual average	10.91	9.42	10.07	9.24	10.10	10.10	10.65	9.45	10.67	11.20

1 year	5.34	1.11	4.47	–0.30	4.46	3.51	5.05	1.60	5.06	5.50

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,929 and $15,940, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,202. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,776 and $17,611, respectively.

Comparative index returns For periods ended 9/30/11

	Barclays Capital Government	Lipper General U.S. Government Funds
	Bond Index	category average*

Annual average (life of fund)	7.82%	6.80%

10 years	69.89	59.90
Annual average	5.44	4.72

5 years	37.39	33.92
Annual average	6.56	5.95

3 years	20.55	22.97
Annual average	6.43	7.06

1 year	5.58	5.70

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/11, there were 119, 107, 97, 69, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.273		$0.199	$0.200	$0.249		$0.248	$0.297

Capital gains — Long-term	0.525		0.525	0.525	0.525		0.525	0.525

Capital gains — Short-term	0.146		0.146	0.146	0.146		0.146	0.146

Total	$0.944		$0.870	$0.871	$0.920		$0.919	$0.968

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/10	$10.28	$10.71	$10.21	$10.25	$10.34	$10.69	$10.29	$10.27

9/30/11	9.83	10.24	9.75	9.79	9.89	10.22	9.84	9.81

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	4.39%	4.22%	3.69%	3.68%	4.13%	3.99%	4.15%	4.65%

Current 30-day SEC yield [2]	N/A	1.82	1.15	1.15	N/A	1.59	1.64	2.14

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/10*	0.86%	1.61%	1.61%	1.11%	1.11%	0.61%

Annualized expense ratio for the six-month period
ended 9/30/11†	0.85%	1.60%	1.60%	1.10%	1.10%	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2011, to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.39	$8.24	$8.24	$5.67	$5.67	$3.10

Ending value (after expenses)	$1,058.00	$1,053.40	$1,053.20	$1,055.20	$1,056.60	$1,058.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2011, use the following calculation method. To find the value of your investment on April 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.31	$8.09	$8.09	$5.57	$5.57	$3.04

Ending value (after expenses)	$1,020.81	$1,017.05	$1,017.05	$1,019.55	$1,019.55	$1,022.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper General U.S. Government Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 139, 129 and 118 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance in earlier periods had been strong, expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2010 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that much of the fund’s underperformance over the one-year period was attributable to its bias towards relatively conservative, short duration investments, which underperformed relative to other types of investments in the low interest rate environment of 2010. They noted that Putnam Management remained confident in the portfolio management team and its investment process based, among other things, on the fund’s strong performance over longer periods. They also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses. The Trustees noted that one of your fund’s portfolio managers, Rob Bloemker, had left Putnam Management in March 2011, and considered that the remaining management team had significant long-term experience and a strong long-term track record.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2011, Putnam employees had approximately $298,000,000 and the Trustees had approximately $65,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the “fund”) at September 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2011 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2011

The fund’s portfolio 9/30/11

MORTGAGE-BACKED SECURITIES (18.9%)*	Principal amount	Value

Countrywide Home Loans 144A
Ser. 05-R3, Class AS, IO, 5.593s, 2035	$347,794	$49,167
FRB Ser. 05-R3, Class AF, 0.635s, 2035	341,624	283,548

Federal National Mortgage Association Grantor Trust
IFB Ser. 07-75, Class JS, 50.484s, 2037	169,348	359,268
IFB Ser. 06-62, Class PS, 38.493s, 2036	834,436	1,540,898
IFB Ser. 05-74, Class NK, 26.327s, 2035	136,097	247,458
IFB Ser. 06-8, Class HP, 23.707s, 2036	584,958	933,447
IFB Ser. 05-45, Class DA, 23.56s, 2035	1,048,676	1,665,622
IFB Ser. 07-53, Class SP, 23.34s, 2037	898,916	1,298,210
IFB Ser. 08-24, Class SP, 22.423s, 2038	4,368,561	6,918,840
IFB Ser. 05-122, Class SE, 22.279s, 2035	955,042	1,409,939
IFB Ser. 05-75, Class GS, 19.546s, 2035	967,146	1,388,104
IFB Ser. 05-106, Class JC, 19.397s, 2035	804,573	1,245,133
IFB Ser. 05-83, Class QP, 16.784s, 2034	285,559	390,631
IFB Ser. 11-4, Class CS, 12.431s, 2040	3,360,407	3,970,458
IFB Ser. 11-27, Class AS, IO, 6.245s, 2041	6,777,855	886,340
Ser. 10-83, Class HI, IO, 5s, 2039	5,158,018	680,188
FRB Ser. 03-W14, Class 2A, 3.88s, 2043	1,596	1,568
FRB Ser. 03-W3, Class 1A4, 3.697s, 2042	2,631	2,601
FRB Ser. 04-W2, Class 4A, 3.514s, 2044	1,691	1,685
FRB Ser. 04-W7, Class A2, 3.417s, 2034	706	736
FRB Ser. 03-W11, Class A1, 3.042s, 2033	125	128
FRB Ser. 07-95, Class A3, 0.485s, 2036	11,005,000	10,124,600
Ser. 01-50, Class B1, IO, 0.403s, 2041	12,654,746	158,184
Ser. 01-79, Class BI, IO, 0.311s, 2045	2,227,689	23,669
Ser. 08-53, Class DO, PO, zero %, 2038	558,568	460,366
Ser. 07-64, Class LO, PO, zero %, 2037	234,428	214,753
Ser. 07-44, Class CO, PO, zero %, 2037	422,787	372,395
Ser. 08-36, Class OV, PO, zero %, 2036	91,666	73,885
Ser. 04-61, Class CO, PO, zero %, 2031	190,945	183,355
Ser. 1988-12, Class B, zero %, 2018	10,544	9,747
FRB Ser. 06-104, Class EK, zero %, 2036	27,089	26,265
FRB Ser. 05-45, Class FG, zero %, 2035	53,268	53,186
FRB Ser. 06-1, Class HF, zero %, 2032	10,412	10,377
IFB Ser. 06-48, Class FG, zero %, 2036	38,150	35,805

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.872s, 2037	410,606	608,867
IFB Ser. 2976, Class LC, 23.58s, 2035	208,889	336,409
IFB Ser. 2979, Class AS, 23.434s, 2034	290,941	402,584
IFB Ser. 3072, Class SM, 22.957s, 2035	746,484	1,179,038
IFB Ser. 3072, Class SB, 22.81s, 2035	608,040	956,160
IFB Ser. 3249, Class PS, 21.519s, 2036	444,594	643,669
IFB Ser. 3065, Class DC, 19.173s, 2035	2,824,749	4,244,948
IFB Ser. 3031, Class BS, 16.152s, 2035	748,870	1,050,538
IFB Ser. 3835, Class SN, 15.553s, 2041	11,863,719	16,230,754
IFB Ser. 3727, Class PS, IO, 6.471s, 2038	14,819,582	2,152,759
IFB Ser. 3287, Class SE, IO, 6.471s, 2037	1,404,416	195,748
IFB Ser. 3852, Class KS, IO, 6.321s, 2041	3,021,434	445,903
IFB Ser. 3485, Class SI, IO, 6.321s, 2036	1,613,199	212,604

MORTGAGE-BACKED SECURITIES (18.9%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3852, Class SG, 4.801s, 2041	$4,379,621	$4,331,270
Ser. 3934, Class SA, IO, 4 1/2s, 2041 Δ	2,851,000	461,064
Ser. 3747, Class HI, IO, 4 1/2s, 2037	568,251	69,926
Ser. 3768, Class MI, IO, 4s, 2035	12,781,412	1,434,429
Ser. 3738, Class MI, IO, 4s, 2034	19,890,082	2,196,385
Ser. 3707, Class HI, IO, 4s, 2023	1,104,357	73,583
FRB Ser. T-57, Class 2A1, 3.714s, 2043	1,724	1,725
Ser. 3327, Class IF, IO, zero %, 2037	21,630	7
Ser. 3439, Class AO, PO, zero %, 2037	43,898	43,761
Ser. 3391, PO, zero %, 2037	95,785	83,471
Ser. 3300, PO, zero %, 2037	224,514	211,695
Ser. 3046, PO, zero %, 2035	6,913	6,898
Ser. 2947, Class AO, PO, zero %, 2035	6,283	6,041
Ser. 2692, Class TO, PO, zero %, 2033	3,170	3,171
Ser. 2684, PO, zero %, 2033	748,000	706,097
FRB Ser. 3326, Class YF, zero %, 2037	34,181	32,555
FRB Ser. 3117, Class AF, zero %, 2036	30,615	28,472
FRB Ser. 3326, Class WF, zero %, 2035	125,802	118,254
FRB Ser. 3036, Class AS, zero %, 2035	40,401	31,235

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.538s, 2041	6,196,447	9,261,676
IFB Ser. 10-158, Class SD, 14.309s, 2040	1,057,000	1,476,016
IFB Ser. 11-70, Class WS, 9.239s, 2040	1,821,000	2,082,933
IFB Ser. 11-81, Class SB, IO, 6.476s, 2036	12,586,713	2,473,415
IFB Ser. 10-113, Class SJ, IO, 6.47s, 2035	5,951,874	1,062,995
IFB Ser. 10-113, Class PS, IO, 6.47s, 2035	11,747,545	2,231,798
IFB Ser. 11-61, Class CS, IO, 6.45s, 2035	3,777,261	590,348
IFB Ser. 11-93, Class SA, IO, 6.43s, 2041	12,426,635	2,969,593
IFB Ser. 10-85, Class SD, IO, 6.42s, 2038	5,258,545	834,005
IFB Ser. 11-11, Class PS, IO, 6.37s, 2040	4,273,457	715,035
IFB Ser. 10-58, Class LS, IO, 6.32s, 2039	5,692,441	931,625
IFB Ser. 10-42, Class CS, IO, 6.27s, 2040	3,952,069	641,223
IFB Ser. 09-103, Class SW, IO, 6.17s, 2037	13,222,694	1,701,628
IFB Ser. 10-20, Class SC, IO, 5.92s, 2040	10,930,123	1,877,248
IFB Ser. 10-115, Class TS, IO, 5.87s, 2038	7,695,052	1,258,680
IFB Ser. 10-158, Class SA, IO, 5.82s, 2040	8,796,942	1,485,803
IFB Ser. 10-85, Class SN, IO, 5.71s, 2040	13,245,764	2,240,786
IFB Ser. 11-70, Class SN, IO, 5.671s, 2041	1,469,000	417,960
Ser. 10-68, Class MI, IO, 5s, 2039	2,895,295	442,430
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	6,917,182	1,260,899
Ser. 10-103, Class IM, IO, 4 1/2s, 2039	12,317,717	1,604,309
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	8,803,539	1,161,627
Ser. 10-107, Class PI, IO, 4 1/2s, 2036	13,138,561	1,419,871
Ser. 10-116, Class QI, IO, 4s, 2034	7,446,516	899,764
Ser. 11-70, PO, zero %, 2041	17,982,162	14,417,557
Ser. 10-151, Class KO, PO, zero %, 2037	1,628,806	1,480,177
Ser. 06-36, Class OD, PO, zero %, 2036	17,507	16,668
FRB Ser. 07-35, Class UF, zero %, 2037	10,881	10,626

MORTGAGE-BACKED SECURITIES (18.9%)* cont.	Principal amount		Value

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.527s, 2035		$335,013	$50,738
IFB Ser. 04-4, Class 1AS, IO, 5.325s, 2034		804,386	116,659
Ser. 06-RP2, Class 1AS1, IO, 5.228s, 2036		9,233,812	1,356,931
FRB Ser. 06-RP2, Class 1AF1, 0.635s, 2036		9,233,812	7,202,373
FRB Ser. 04-4, Class 1AF, 0.635s, 2034		804,386	635,465
FRB Ser. 05-RP1, Class 1AF, 0.585s, 2035		335,013	264,660

Structured Adjustable Rate Mortgage Loan Trust 144A Ser. 04-NP2,
Class A, 0.585s, 2034		27,676	20,757

Structured Asset Securities Corp. Ser. 07-4, Class 1A4, IO, 1s, 2045		15,222,327	618,407

Total mortgage-backed securities (cost $131,095,948)			$140,753,261

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (6.3%)*	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	Sep-15/4.04	$5,044,100	$597,877

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 14, 2026.	Sep-16/3.49	6,456,810	562,517

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
September 14, 2026.	Sep-16/3.49	6,456,810	414,459

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	Sep-15/4.04	5,044,100	206,657

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.37%
versus the three month USD-LIBOR-BBA maturing
August 3, 2022.	Aug-12/3.37	16,616,213	1,689,537

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA maturing
August 3, 2022.	Aug-12/3.37	16,616,213	156,857

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.52%
versus the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.52	13,846,844	1,572,448

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.36%
versus the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.36	13,846,844	1,398,116

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.36	13,846,844	131,268

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (6.3%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.52% versus
the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.52	$13,846,844	$105,513

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.51%
versus the three month USD-LIBOR-BBA maturing
July 30, 2022.	Jul-12/3.51	5,538,738	624,714

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.51% versus
the three month USD-LIBOR-BBA maturing
July 30, 2022.	Jul-12/3.51	5,538,738	42,094

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.5375%
versus the three month USD-LIBOR-BBA maturing
July 27, 2022.	Jul-12/3.5375	13,846,844	1,594,741

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.5375% versus
the three month USD-LIBOR-BBA maturing
July 27, 2022.	Jul-12/3.5375	13,846,844	100,528

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.54% versus the three month USD-LIBOR-BBA
maturing July 25, 2022.	Jul-12/3.54	13,011,070	1,502,128

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.54% versus the three month USD-LIBOR-BBA
maturing July 25, 2022.	Jul-12/3.54	13,011,070	93,159

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing July 24, 2022.	Jul-12/3.49	13,891,728	1,548,094

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing July 24, 2022.	Jul-12/3.49	13,891,728	105,438

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.075%
versus the three month USD-LIBOR-BBA maturing
March 26, 2022.	Mar-12/2.075	19,081,000	669,171

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.075% versus the three month USD-LIBOR-BBA
maturing March 26, 2022.	Mar-12/2.075	19,081,000	366,164

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 0.52% versus
the three month USD-LIBOR-BBA maturing
March 23, 2014.	Mar-12/0.52	33,633,000	137,559

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 0.52%
versus the three month USD-LIBOR-BBA maturing
March 23, 2014.	Mar-12/0.52	33,633,000	33,633

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (6.3%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.0525% versus the three month USD-LIBOR-BBA
maturing February 24, 2022.	Feb-12/2.0525	$19,081,000	$631,390

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.0525% versus the three month USD-LIBOR-BBA
maturing February 24, 2022.	Feb-12/2.0525	19,081,000	329,529

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 3, 2014.	Feb-12/0.555	35,759,057	109,065

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 3, 2014.	Feb-12/0.555	35,759,057	41,481

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.03%
versus the three month USD-LIBOR-BBA maturing
January 25, 2022.	Jan-12/2.03	19,081,000	587,313

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.03% versus the three month USD-LIBOR-BBA
maturing January 25, 2022.	Jan-12/2.03	19,081,000	285,833

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 3.60% versus the three month USD-LIBOR-BBA
maturing January 5, 2042.	Jan-12/3.60	13,817,507	2,627,399

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 5, 2014.	Jan-12/0.545	35,759,057	97,980

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 5, 2014.	Jan-12/0.545	35,759,057	35,044

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
January 5, 2042.	Jan-12/4.60	13,817,507	4,560

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.61%
versus the three month USD-LIBOR-BBA maturing
January 4, 2014.	Dec-11/0.61	16,816,000	31,681

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.61% versus the three month USD-LIBOR-BBA
maturing January 4, 2014.	Dec-11/0.61	16,816,000	26,744

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 0.6075% versus
the three month USD-LIBOR-BBA maturing
January 3, 2014.	Dec-11/0.6075	17,308,000	34,962

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (6.3%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 0.6075%
versus the three month USD-LIBOR-BBA maturing
January 3, 2014.	Dec-11/0.6075	$17,308,000	$26,654

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.01%
versus the three month USD-LIBOR-BBA maturing
December 28, 2021.	Dec-11/2.01	19,081,000	531,215

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.01% versus the three month USD-LIBOR-BBA
maturing December 28, 2021.	Dec-11/2.01	19,081,000	232,216

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of
4.0625% versus the three month USD-LIBOR-BBA
maturing December 23, 2041.	Dec-11/4.0625	4,359,064	1,227,163

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.476%
versus the three month USD-LIBOR-BBA maturing
December 23, 2013.	Dec-11/0.476	33,633,000	114,689

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.476% versus the three month USD-LIBOR-BBA
maturing December 23, 2013.	Dec-11/0.476	33,633,000	15,471

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 4.0625%
versus the three month USD-LIBOR-BBA maturing
December 23, 2041.	Dec-11/4.0625	4,359,064	5,885

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.53%
versus the three month USD-LIBOR-BBA maturing
December 21, 2013.	Dec-11/0.53	33,633,000	89,800

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.53% versus the three month USD-LIBOR-BBA
maturing December 21, 2013.	Dec-11/0.53	33,633,000	26,570

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 2.355%
versus the three month USD-LIBOR-BBA maturing
December 19, 2021.	Dec-11/2.355	19,134,000	549,146

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 2.355% versus
the three month USD-LIBOR-BBA maturing
December 19,2021.	Dec-11/2.355	19,134,000	231,330

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 1.3525% versus
the three month USD-LIBOR-BBA maturing
December 19, 2016.	Dec-11/1.3525	19,134,000	133,747

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 1.3525%
versus the three month USD-LIBOR-BBA maturing
December 19, 2016.	Dec-11/1.3525	19,134,000	129,155

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (6.3%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.745%
versus the three month USD-LIBOR-BBA maturing
December 19, 2041.	Dec-11/0.745	$25,962,000	$103,848

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.745% versus the three month USD-LIBOR-BBA
maturing December 19, 2041	Dec-11/0.745	25,962,000	50,107

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.99% versus the three month USD-LIBOR-BBA
maturing December 14, 2041.	Dec-11/2.99	33,741,665	2,847,122

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.99%
versus the three month USD-LIBOR-BBA
maturing December 14, 2041.	Dec-11/2.99	33,741,665	930,595

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 4.11% versus the three month USD-LIBOR-BBA
maturing December 8, 2041.	Dec-11/4.11	21,339,852	6,232,697

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.11%
versus the three month USD-LIBOR-BBA maturing
December 8, 2041.	Dec-11/4.11	21,339,852	13,871

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 3.855%
versus the three month USD-LIBOR-BBA maturing
December 6, 2041.	Dec-11/3.855	10,448,519	2,504,823

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 4.355%
versus the three month USD-LIBOR-BBA maturing
December 6, 2041.	Dec-11/4.355	10,448,519	1,985

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 0.5325% versus
the three month USD-LIBOR-BBA maturing
December 5, 2013.	Dec-11/0.5325	35,759,057	82,603

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 0.5325%
versus the three month USD-LIBOR-BBA maturing
December 5, 2013.	Dec-11/0.5325	35,759,057	25,389

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 30, 2016.	Nov-11/2.31	49,580,310	2,360,519

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.31%
versus the three month USD-LIBOR-BBA maturing
November 30, 2016.	Nov-11/2.31	49,580,310	3,966

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.21%
versus the three month USD-LIBOR-BBA maturing
November 23, 2021.	Nov-11/3.21	34,524,477	3,361,994

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (6.3%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.21% versus
the three month USD-LIBOR-BBA maturing
November 23, 2021.	Nov-11/3.21	$34,524,477	$10,357

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 2.3175% versus the three month USD-LIBOR-BBA
maturing November 17, 2021.	Nov-11/2.3175	19,134,000	464,191

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 2.3175% versus the three month USD-LIBOR-BBA
maturing November 17, 2021.	Nov-11/2.3175	19,134,000	165,318

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 1.30%
versus the three month USD-LIBOR-BBA maturing
November 17, 2016.	Nov-11/1.30	19,134,000	106,768

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 1.30%
versus the three month USD-LIBOR-BBA maturing
November 17, 2016.	Nov-11/1.30	19,134,000	90,887

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.715%
versus the three month USD-LIBOR-BBA maturing
November 17, 2014.	Nov-11/0.715	25,962,000	86,131

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.715% versus the three month USD-LIBOR-BBA
maturing November 17, 2014	Nov-11/0.715	25,962,000	34,270

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 4.0325% versus the three month USD-LIBOR-BBA
maturing November 4, 2041.	Nov-11/4.0325	9,125,792	2,539,252

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate
of 4.0325% versus the three month USD-LIBOR-BBA
maturing November 4, 2041.	Nov-11/4.0325	9,125,792	548

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 0.5175% versus
the three month USD-LIBOR-BBA maturing
November 3, 2013.	Nov-11/0.5175	35,759,057	75,094

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 0.5175%
versus the three month USD-LIBOR-BBA maturing
November 3, 2013.	Nov-11/0.5175	35,759,057	20,025

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.17%
versus the three month USD-LIBOR-BBA maturing
October 21, 2021.	Oct-11/3.17	30,082,735	2,889,748

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.17% versus
the three month USD-LIBOR-BBA maturing
October 21, 2021.	Oct-11/3.17	30,082,735	104

Total purchased options outstanding (cost $27,391,229)			$46,810,906

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (35.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.2%)
Government National Mortgage Association Pass-Through Certificates
6s, January 15, 2029	$8	$9
5s, with due dates from August 20, 2033 to August 20, 2040	8,145,510	8,953,928
4 1/2s, with due dates from December 20, 2040 to February 20, 2041	13,000,949	14,135,992
4s, February 20, 2041	941,618	1,008,561

		24,098,490
U.S. Government Agency Mortgage Obligations (32.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
7 1/2s, October 1, 2029	1,013,806	1,152,398
6s, September 1, 2021	19,246	20,772
5 1/2s, with due dates from July 1, 2019 to August 1, 2019	341,120	369,289
4 1/2s, with due dates from January 1, 2037 to June 1, 2037	1,596,894	1,697,657
4s, TBA, October 1, 2041	35,000,000	36,632,421
3 1/2s, January 1, 2041	555,466	570,915

Federal National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from July 1, 2016 to February 1, 2017	83,531	91,125
6s, with due dates from August 1, 2012 to August 1, 2022	3,045,810	3,294,467
6s, TBA, October 1, 2041	20,000,000	21,939,062
5 1/2s, with due dates from December 1, 2011 to February 1, 2021	706,536	767,976
5s, with due dates from January 1, 2038 to February 1, 2038	198,992	213,946
5s, March 1, 2021	43,309	46,813
4 1/2s, March 1, 2039	315,633	339,761
4 1/2s, TBA, October 1, 2041	36,000,000	38,193,750
4s, with due dates from May 1, 2019 to September 1, 2020	334,033	354,940
4s, TBA, October 1, 2041	1,000,000	1,048,125
3 1/2s, TBA, October 1, 2041	131,000,000	134,541,086

		241,274,503

Total U.S. government and agency mortgage obligations (cost $260,583,555)		$265,372,993

U.S. TREASURY OBLIGATIONS (32.6%)*	Principal amount	Value

U.S. Treasury Bonds
8s, November 15, 2021	$16,475,000	$25,745,677
7 1/2s, November 15, 2016	10,948,000	14,523,634
7 1/8s, February 15, 2023	14,634,000	22,096,575
6 1/4s, May 15, 2030 ##	10,723,000	16,412,089
6 1/4s, August 15, 2023 ##	17,491,000	24,955,036
6s, February 15, 2026 ##	15,756,000	22,582,701
5 1/2s, August 15, 2028	14,632,000	20,446,322
5 1/4s, February 15, 2029 ##	14,641,000	20,003,115
5 1/4s, November 15, 2028 ##	14,988,000	20,441,973
4 1/2s, August 15, 2039 ##	12,231,000	16,011,306
4 1/2s, February 15, 2036	14,640,000	18,954,951
4 3/8s, February 15, 2038 ##	14,685,000	18,754,589

U.S. Treasury Inflation Index Notes 2s, January 15, 2016 [i]	671,544	749,389

U.S. Treasury Inflation Index Notes 1 1/8s, January 15, 2021 [i]	1,036,841	1,134,916

U.S. Treasury Inflation Index Notes 1/8s, April 15, 2016 [i]	118,721	122,818

U.S. Treasury Notes 2 5/8s, November 15, 2020 ##	158,000	168,986

Total U.S. treasury obligations (cost $197,774,174)		$243,104,077

SHORT-TERM INVESTMENTS (58.1%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.10% [e]	98,749,325	$98,749,325

U.S. Treasury Bills with effective yields ranging from
0.055 to 0.082%, July 26, 2012 # ##	$3,541,000	3,537,707

U.S. Treasury Bills with effective yields ranging from
0.088 to 0.131%, May 3, 2012 # ##	46,330,000	46,289,202

U.S. Treasury Bills with an effective yield of 0.010%,
January 26, 2012	45,000,000	44,998,525

U.S. Treasury Bills with an effective yield of 0.010%,
November 17, 2011	45,000,000	44,999,400

U.S. Treasury Bills with an effective yield of zero %,
March 15, 2012 [i]	824,000	823,835

U.S. Treasury Bills with an effective yield of zero %,
March 22, 2012 [i]	14,000	13,997

Federal Home Loan Mortgage Discount Notes for an effective
yield of 0.026%, November 4, 2011	20,000,000	19,999,528

Federal Home Loan Mortgage Discount Notes for an effective
yield of 0.024%, October 25, 2011	20,000,000	19,999,667

Federal Home Loan Mortgage Discount Notes for an effective
yield of 0.024%, October 19, 2011	22,400,000	22,399,720

Federal Home Loan Mortgage Corp. Discount Notes for an
effective yield of 0.079%, December 15, 2011 ##	25,000,000	24,996,500

Federal Home Loan Mortgage Corp. Discount Notes for an
effective yield of 0.040%, December 5, 2011	16,300,000	16,298,827

Federal Home Loan Mortgage Corp. Discount Notes for an
effective yield of 0.024%, November 8, 2011	25,000,000	24,999,340

Fannie Mae Discount Notes with effective yields ranging
from 0.040% to 0.069%, December 12, 2011	25,000,000	24,996,500

Fannie Mae Discount Notes with an effective yield
of 0.040%, December 7, 2010	21,310,000	21,308,423

Straight-A Funding, LLC, for an effective yield of 0.188%,
November 29, 2011	19,000,000	18,994,084

Total short-term investments (cost $433,411,973)		$433,404,580

TOTAL INVESTMENTS

Total investments (cost $1,050,256,879)		$1,129,445,817

Key to holding’s abbreviations

FRB	Floating Rate Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through September 30, 2011.

* Percentages indicated are based on net assets of $745,528,467.

# These securities, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

Δ Forward commitment, in part or in entirety (Note 1).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $347,516,238 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBAs.

The rates shown on FRB are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FUTURES CONTRACTS OUTSTANDING at 9/30/11				Unrealized
	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation/

U.S. Treasury Bond 20 yr (Short)	26	$3,708,250	Dec-11	$(92,424)

U.S. Treasury Note 10 yr (Short)	198	25,758,563	Dec-11	230,858

Total				$138,434

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $44,666,508)
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	$8,242,500	Aug-15/4.375	$520,679

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	8,242,500	Aug-15/4.375	2,554,680

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	8,242,500	Aug-15/4.46	492,654

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	8,242,500	Aug-15/4.46	2,659,525

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.35%
versus the three month USD-LIBOR-BBA maturing
August 8, 2026.	2,847,159	Aug-16/5.35	76,162

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 8, 2026.	2,847,159	Aug-16/4.35	382,801

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $44,666,508) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 5, 2021.	$23,033,582	Aug-16/4.17	$529,772

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 5, 2026.	31,990,778	Aug-16/4.28	1,371,316

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 5, 2021.	23,033,582	Aug-16/4.17	1,658,418

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 5, 2026.	31,990,778	Aug-16/4.28	4,166,478

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 3, 2026.	8,838,411	Aug-16/4.68	311,112

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 3, 2026.	8,838,411	Aug-16/4.68	1,366,418

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	7,365,343	Jul-16/4.67	259,997

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	7,365,343	Jul-16/4.67	1,134,263

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	7,365,343	Jul-16/4.80	243,793

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	7,365,343	Jul-16/4.80	1,196,132

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	2,946,137	Jul-16/4.80	97,517

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	2,946,137	Jul-16/4.80	478,453

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	7,365,343	Jul-16/4.815	241,583

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $44,666,508) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	$7,365,343	Jul-16/4.815	$1,203,497

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 26, 2026.	6,920,782	Jul-16/4.79	235,583

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 26, 2026.	6,920,782	Jul-16/4.79	1,122,066

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 22, 2026.	7,389,217	Jul-16/4.74	256,997

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 22, 2026.	7,389,217	Jul-16/4.74	1,174,368

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.86% versus the
three month USD-LIBOR-BBA maturing July 1, 2026.	21,828,974	Jun-16/5.86	465,830

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.86% versus the
three month USD-LIBOR-BBA maturing July 1, 2026.	21,828,974	Jun-16/4.86	3,645,439

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	6,761,294	Jun-16/4.815	222,244

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	6,761,294	Jun-16/4.815	1,111,286

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 5.12%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	5,864,291	Jun-16/5.12	88,609

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	5,770,612	Jun-16/4.89	91,176

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 6, 2021.	5,733,974	Jun-16/4.575	108,372

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.12% versus
the three month USD-LIBOR-BBA maturing
June 6, 2021.	5,864,291	Jun-16/4.12	417,889

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $44,666,508) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	$5,770,612	Jun-16/4.39	$461,649

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 6, 2021.	5,733,974	Jun-16/4.575	498,397

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	7,846,920	Feb-15/5.36	133,241

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	7,846,920	Feb-15/5.36	1,688,108

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	17,656,640	Feb-15/5.27	313,405

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	17,656,640	Feb-15/5.27	3,679,114

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 5, 2024.	5,461,347	Aug-14/4.20	141,394

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 5, 2024.	5,461,347	Aug-14/4.20	748,696

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	4,551,122	Jul-14/4.19	117,829

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	4,551,122	Jul-14/4.19	622,366

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	1,820,449	Jul-14/4.34	42,872

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	4,551,122	Jul-14/4.35	106,496

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	1,820,449	Jul-14/4.34	267,806

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $44,666,508) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	$4,551,122	Jul-14/4.35	$672,701

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	4,551,134	Jul-14/4.3725	104,722

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	4,551,134	Jul-14/4.375	680,440

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 24, 2024.	4,276,423	Jul-14/4.36	98,743

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 24, 2024.	4,276,423	Jul-14/4.36	636,075

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 23, 2024.	4,565,874	Jul-14/4.29	110,038

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 23, 2024.	4,565,874	Jul-14/4.29	656,664

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 15, 2022.	631,400	Aug-12/2.855	12,051

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 15, 2022.	631,400	Aug-12/2.855	40,561

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	44,468,500	May-12/5.51	13,027,047

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 14, 2016.	27,513,783	Dec-11/1.29	141,971

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 14, 2016.	27,513,783	Dec-11/1.29	223,687

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 2.24%
versus the three month USD-LIBOR-BBA maturing
December 8, 2016.	53,980,515	Dec-11/2.24	10,256

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $44,666,508) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Deutsche Bank
AG for the obligation to pay a fixed rate of 2.24%
versus the three month USD-LIBOR-BBA maturing
December 8, 2016.	$53,980,515	Dec-11/2.24	$2,364,886

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 16, 2041.	18,643,000	Nov-11/3.425	72,708

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 16, 2041.	18,643,000	Nov-11/3.425	2,867,480

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.01625% versus the three month USD-LIBOR-BBA
maturing November 10, 2041.	9,459,860	Nov-11/4.01625	1,419

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 3.51625% versus the three month USD-LIBOR-BBA
maturing November 10, 2041.	9,459,860	Nov-11/3.51625	1,621,704

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 2.47%
versus the three month USD-LIBOR-BBA maturing
October 11, 2016.	38,198,769	Oct-11/2.47	—

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 1.97%
versus the three month USD-LIBOR-BBA maturing
October 11, 2016.	38,198,769	Oct-11/1.97	1,302,196

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.064%
versus the three month USD-LIBOR-BBA maturing
October 7, 2041.	26,848,062	Oct-11/4.064	—

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	44,468,500	May-12/5.51	7,115

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 5.11%
versus the three month USD-LIBOR-BBA maturing
June 1, 2021.	9,501,169	May-16/5.11	143,563

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing June 1, 2021.	9,354,814	May-16/4.86	152,858

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
June 1, 2021.	9,308,256	May-16/4.60	173,320

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.11% versus
the three month USD-LIBOR-BBA maturing
June 1, 2021.	9,501,169	May-16/4.11	674,108

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $44,666,508) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing June 1, 2021.	$9,354,814	May-16/4.36	$740,995

Option on an interest rate swap with Deutsche Bank
AG for the obligation to pay a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
June 1, 2021.	9,308,256	May-16/4.60	817,637

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 23, 2021.	10,843,431	May-16/4.765	187,483

Option on an interest rate swap with Deutsche Bank
AG for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 23, 2021.	10,843,431	May-16/4.765	1,018,957

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	7,977,849	May-16/4.7575	136,381

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 16, 2021.	12,183,004	May-16/4.745	203,456

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	30,457,512	May-16/4.77	517,900

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	7,977,849	May-16/4.7575	747,844

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 16, 2021.	12,183,004	May-16/4.745	1,130,583

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	30,457,512	May-16/4.77	2,868,976

Total		$72,873,007

TBA SALE COMMITMENTS OUTSTANDING at 9/30/11 (proceeds receivable $38,221,875)
	Principal	Settlement
Agency	amount	date	Value

FNMA, 4 1/2s, October 1, 2041	$36,000,000	10/13/11	$38,193,750

Total			$38,193,750

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11
	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$90,809,000	$5,870,802	8/8/21	4.7%	3 month USD-
				LIBOR-BBA	$(16,258,022)

168,509,800	19,368	7/8/13	0.68%	3 month USD-
				LIBOR-BBA	(504,113)

98,035,200	314,511	7/8/26	3.76%	3 month USD-
				LIBOR-BBA	(16,675,837)

27,466,400	—	9/23/13	3 month USD-
			LIBOR-BBA	0.45%	(65,892)

27,805,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.5075%	(35,847)

3,973,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.1825%	27,296

26,255,000	—	8/9/13	0.553%	3 month USD-
				LIBOR-BBA	(4,881)

Barclays Bank PLC
9,901,143	89,605	9/8/16	2.065%	3 month USD-
				LIBOR-BBA	(314,806)

4,847,000	—	9/15/20	2.032%	3 month USD-
				LIBOR-BBA	(20,449)

112,657,200	(751,263)	9/16/41	3 month USD-
			LIBOR-BBA	3.04%	7,555,088

2,948,000	—	9/19/20	2.12%	3 month USD-
				LIBOR-BBA	(33,224)

334,000	—	9/19/41	3 month USD-
			LIBOR-BBA	3.035%	24,200

10,954,000	—	9/20/20	2.136%	3 month USD-
				LIBOR-BBA	(137,531)

35,156,000	—	9/22/13	0.4775%	3 month USD-
				LIBOR-BBA	65,790

35,774,400	(6,677)	2/17/19	3.4%	3 month USD-
				LIBOR-BBA	(4,245,976)

4,802,000	—	9/22/21	3 month USD-
			LIBOR-BBA	2.18%	34,845

303,000	—	9/22/41	3 month USD-
			LIBOR-BBA	2.975%	18,063

27,805,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.50625%	(36,742)

40,254,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	(44,784)

28,315,000	—	9/28/21	2.041%	3 month USD-
				LIBOR-BBA	170,177

135,646,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.511043%	(172,087)

188,643,100	35,572	6/17/13	0.64%	3 month USD-
				LIBOR-BBA	(560,945)

109,173,200	(200,400)	6/17/16	3 month USD-
			LIBOR-BBA	1.93%	4,177,316

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.
	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$2,964,000	$—	9/29/41	3 month USD-
			LIBOR-BBA	2.857%	$101,779

4,834,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.155%	21,364

47,822,000	—	9/30/13	3 month USD-
			LIBOR-BBA	0.53%	(43,399)

3,054,000	—	9/30/21	2.165%	3 month USD-
				LIBOR-BBA	(16,064)

34,969,000	—	9/30/16	3 month USD-
			LIBOR-BBA	1.25625%	10,689

892,000	—	10/3/41	2.8175%	3 month USD-
				LIBOR-BBA	(22,871)

54,968,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.543%	(37,103)

3,832,000	—	10/4/21	2.089%	3 month USD-
				LIBOR-BBA	7,998

16,367,000	—	7/13/20	3 month USD-
			LIBOR-BBA	2.93%	1,388,602

25,382,308	(390,888)	9/21/21	3 month USD-
			LIBOR-BBA	3.14%	2,041,101

9,160,800	11,810	3/30/31	3 month USD-
			LIBOR-BBA	4.17%	2,280,167

174,814,800	(85,667)	7/22/15	1.38%	3 month USD-
				LIBOR-BBA	(3,404,706)

48,917,000	—	8/17/13	3 month USD-
			LIBOR-BBA	0.45%	(97,866)

3,022,000	—	8/17/41	3 month USD-
			LIBOR-BBA	3.343%	422,661

94,380,441	—	8/18/13	0.439%	3 month USD-
				LIBOR-BBA	210,236

164,204,596	—	3/21/13	3 month USD-
			LIBOR-BBA	0.44125%	(247,949)

7,823,000	—	8/31/21	2.348%	3 month USD-
				LIBOR-BBA	(193,218)

21,000,000	—	8/31/21	2.41%	3 month USD-
				LIBOR-BBA	(633,106)

47,660,000	—	9/6/13	3 month USD-
			LIBOR-BBA	0.48875%	(70,210)

7,579,000	—	9/8/21	3 month USD-
			LIBOR-BBA	2.17%	56,251

7,579,000	—	9/8/21	3 month USD-
			LIBOR-BBA	2.18%	63,272

6,151,000	—	9/8/21	2.186%	3 month USD-
				LIBOR-BBA	(54,757)

3,234,000	—	9/8/41	3 month USD-
			LIBOR-BBA	2.958%	184,582

214,725,000	—	9/9/13	0.52%	3 month USD-
				LIBOR-BBA	189,616

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.
	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$2,140,000	$—	9/9/21	2.215%	3 month USD-
				LIBOR-BBA	$(24,605)

3,643,000	—	9/9/41	3 month USD-
			LIBOR-BBA	3.045%	274,373

5,971,000	—	9/9/41	3.072%	3 month USD-
				LIBOR-BBA	(483,660)

16,685,000	—	9/9/21	2.24%	3 month USD-
				LIBOR-BBA	(230,304)

155,674,000	—	9/9/13	3 month USD-
			LIBOR-BBA	0.51875%	(141,325)

7,753,000	—	9/12/20	2.032%	3 month USD-
				LIBOR-BBA	(34,149)

25,684,000	—	9/15/13	3 month USD-
			LIBOR-BBA	0.5275%	(20,568)

Citibank, N.A.
24,268,000	—	9/23/13	0.459%	3 month USD-
				LIBOR-BBA	54,045

4,874,000	—	9/23/21	3 month USD-
			LIBOR-BBA	2.136%	15,234

11,825,300	(5,454)	9/26/13	0.49%	3 month USD-
				LIBOR-BBA	13,959

79,212,500	(780,402)	9/26/20	3 month USD-
			LIBOR-BBA	1.96%	(994,078)

121,030,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.55625%	(44,660)

106,952,250	—	10/3/20	2.04%	3 month USD-
				LIBOR-BBA	(410,590)

97,230,250	—	10/3/21	3 month USD-
			LIBOR-BBA	2.159%	429,758

6,511,000	—	10/3/41	2.804%	3 month USD-
				LIBOR-BBA	(149,408)

402,000	—	8/4/16	1.54375%	3 month USD-
				LIBOR-BBA	(7,091)

41,058,000	2,583,575	7/26/21	4.52%	3 month USD-
				LIBOR-BBA	(6,785,871)

26,255,000	—	8/9/13	0.5525%	3 month USD-
				LIBOR-BBA	(4,626)

183,308,600	375,771	8/25/20	3 month USD-
			LIBOR-BBA	2.1%	2,489,238

81,719,900	(211,652)	8/25/21	2.24%	3 month USD-
				LIBOR-BBA	(1,435,780)

Credit Suisse International
178,514,300	(43,537)	5/27/20	3 month USD-
			LIBOR-BBA	3.06%	17,839,391

49,812,000	—	9/20/13	0.52125%	3 month USD-
				LIBOR-BBA	47,226

34,190,700	—	9/21/13	0.5%	3 month USD-
				LIBOR-BBA	47,834

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.
	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
$6,357,000	$—	9/29/13	3 month USD-
			LIBOR-BBA	0.52375%	$(6,492)

149,733,150	—	10/3/20	2.055%	3 month USD-
				LIBOR-BBA	(706,740)

136,122,350	—	10/3/21	3 month USD-
			LIBOR-BBA	2.172%	763,646

87,308,800	(116,364)	3/14/16	3 month USD-
			LIBOR-BBA	2.35%	4,707,255

35,100,000 E	—	3/21/13	1.15625%	3 month USD-
				LIBOR-BBA	(196,209)

28,000,000	—	7/22/21	3 month USD-
			LIBOR-BBA	3.063%	2,626,450

146,722,700	(30,018)	2/24/15	2.04%	3 month USD-
				LIBOR-BBA	(6,231,560)

35,244,000	—	8/8/13	3 month USD-
			LIBOR-BBA	0.57375%	21,626

26,255,000	—	8/9/13	0.5525%	3 month USD-
				LIBOR-BBA	(4,626)

40,578,600	(85,056)	8/15/41	3.24%	3 month USD-
				LIBOR-BBA	(4,885,358)

3,849,000	—	8/18/41	3.3688%	3 month USD-
				LIBOR-BBA	(558,936)

12,751,000	—	8/18/21	3 month USD-
			LIBOR-BBA	2.4055%	393,181

1,064,000	—	8/24/41	3.0775%	3 month USD-
				LIBOR-BBA	(88,660)

767,000	—	8/26/21	2.362%	3 month USD-
				LIBOR-BBA	(20,066)

41,033,900	—	8/31/13	3 month USD-
			LIBOR-BBA	0.493%	(53,800)

22,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(663,253)

28,243,300	—	8/31/13	3 month USD-
			LIBOR-BBA	0.5125%	(26,065)

14,257,700	—	8/31/21	2.43125%	3 month USD-
				LIBOR-BBA	(461,922)

4,720,400	—	8/31/41	3 month USD-
			LIBOR-BBA	3.264%	580,997

2,302,000	—	9/6/21	2.349%	3 month USD-
				LIBOR-BBA	(55,436)

7,579,000	—	9/8/21	3 month USD-
			LIBOR-BBA	2.17%	56,251

2,065,000	—	9/14/41	2.944%	3 month USD-
				LIBOR-BBA	(110,866)

Deutsche Bank AG
371,000	—	9/14/21	2.145%	3 month USD-
				LIBOR-BBA	(1,726)

4,716,000	—	9/14/41	3 month USD-
			LIBOR-BBA	2.95%	259,150

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.
	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$11,351,000	$—	9/19/14	3 month USD-
			LIBOR-BBA	0.6625%	$(21,316)

22,590,000	—	9/27/18	3 month USD-
			LIBOR-BBA	1.515%	(275,184)

40,254,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	(44,381)

5,986,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.165%	31,965

3,973,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.1875%	29,124

171,123,600	—	10/3/20	2.034%	3 month USD-
				LIBOR-BBA	(506,526)

155,568,400	—	10/3/21	3 month USD-
			LIBOR-BBA	2.153%	600,494

5,005,000	—	10/4/13	3 month USD-
			LIBOR-BBA	0.56125%	(1,648)

20,201,000	10,781	7/18/14	3 month USD-
			LIBOR-BBA	0.96%	189,143

33,343,500	(51,136)	7/18/21	3.04%	3 month USD-
				LIBOR-BBA	(3,118,542)

10,093,000	—	7/21/21	3 month USD-
			LIBOR-BBA	3.057%	941,880

26,255,000	—	8/9/13	0.5525%	3 month USD-
				LIBOR-BBA	(4,626)

38,762,000	—	8/12/16	3 month USD-
			LIBOR-BBA	1.255%	116,614

60,552,400	—	8/15/41	3.300791%	3 month USD-
				LIBOR-BBA	(7,939,271)

8,710,400	—	8/16/21	3 month USD-
			LIBOR-BBA	2.4775%	327,914

44,876,400	—	8/16/16	1.24%	3 month USD-
				LIBOR-BBA	(90,622)

17,288,300	—	8/16/21	3 month USD-
			LIBOR-BBA	2.435%	582,842

4,156,800	—	8/16/41	3 month USD-
			LIBOR-BBA	3.36%	596,581

11,684,500	—	8/22/21	3 month USD-
			LIBOR-BBA	2.218%	154,025

12,300,800	—	8/24/16	1.23%	3 month USD-
				LIBOR-BBA	(12,406)

20,644,100	—	8/24/21	2.271%	3 month USD-
				LIBOR-BBA	(370,118)

13,256,900	—	8/24/41	3 month USD-
			LIBOR-BBA	3.081%	1,114,388

120,720,200	—	8/30/13	3 month USD-
			LIBOR-BBA	0.5075%	(124,660)

27,164,000	—	8/30/21	2.4075%	3 month USD-
				LIBOR-BBA	(813,635)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.
	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$8,393,400	$—	8/30/41	3 month USD-
			LIBOR-BBA	3.2425%	$987,975

171,987,100	(30,387)	5/13/13	0.75%	3 month USD-
				LIBOR-BBA	(1,019,551)

57,599,400	—	8/31/13	3 month USD-
			LIBOR-BBA	0.4925%	(76,120)

18,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(542,662)

20,477,000	—	9/12/21	3 month USD-
			LIBOR-BBA	2.2125%	225,655

10,423,900	—	9/12/41	3.065%	3 month USD-
				LIBOR-BBA	(826,718)

8,234,000	—	9/14/16	1.175%	3 month USD-
				LIBOR-BBA	24,760

75,272,930	1,283,403	7/21/21	3.55%	3 month USD-
				LIBOR-BBA	(9,173,420)

Goldman Sachs International
2,948,000	—	9/19/20	2.13375%	3 month USD-
				LIBOR-BBA	(36,598)

334,000	—	9/19/41	3 month USD-
			LIBOR-BBA	3.05%	25,254

1,340,000	—	9/20/41	3.065%	3 month USD-
				LIBOR-BBA	(105,457)

4,888,000	—	9/21/21	3 month USD-
			LIBOR-BBA	2.188%	39,445

25,513,000	—	9/22/13	0.478%	3 month USD-
				LIBOR-BBA	46,925

23,973,400	—	9/23/13	3 month USD-
			LIBOR-BBA	0.4525%	(56,301)

22,405,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.50625%	(29,338)

15,646,000	—	9/26/21	3 month USD-
			LIBOR-BBA	1.93875%	(239,391)

40,810,689	(1,483,469)	9/29/41	3 month USD-
			LIBOR-BBA	3.99%	9,639,541

1,160,000	—	9/28/41	3 month USD-
			LIBOR-BBA	2.69625%	678

39,044,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.5125%	(48,318)

200,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.87%	7,414

4,489,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.15125%	18,312

4,258,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.558%	(1,575)

12,209,200	—	7/19/21	3 month USD-
			LIBOR-BBA	3.075%	1,161,786

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.
	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$125,762,100	$(53,461)	7/20/16	3 month USD-
			LIBOR-BBA	1.79%	$3,797,475

10,785,000	—	7/25/21	3 month USD-
			LIBOR-BBA	3.0675%	1,013,422

32,668,100 E	—	3/19/13	1.09375%	3 month USD-
				LIBOR-BBA	(162,360)

73,374,368	2,546,091	8/24/41	4.29%	3 month USD-
				LIBOR-BBA	(22,320,013)

11,202,000	—	7/25/21	3 month USD-
			LIBOR-BBA	3.127%	1,114,318

11,749,000	—	8/1/21	3 month USD-
			LIBOR-BBA	3.0625%	1,091,997

7,150,900	—	8/15/41	3.2475%	3 month USD-
				LIBOR-BBA	(857,221)

3,617,800	—	8/15/41	3.365%	3 month USD-
				LIBOR-BBA	(523,337)

17,420,700	—	8/16/21	3 month USD-
			LIBOR-BBA	2.47%	643,640

1,530,000	—	8/24/41	3 month USD-
			LIBOR-BBA	3.075%	126,676

430,000	—	8/24/16	1.235%	3 month USD-
				LIBOR-BBA	(539)

4,450,000	—	8/24/21	3 month USD-
			LIBOR-BBA	2.2625%	76,272

31,035,000	—	8/30/13	3 month USD-
			LIBOR-BBA	0.48375%	(46,721)

21,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(633,106)

4,374,000	—	9/1/20	2.225%	3 month USD-
				LIBOR-BBA	(94,141)

1,155,000	—	9/1/41	3.195%	3 month USD-
				LIBOR-BBA	(124,187)

96,389,700	244,321	5/20/16	3 month USD-
			LIBOR-BBA	2.00%	4,606,621

341,000	—	9/13/21	2.16625%	3 month USD-
				LIBOR-BBA	(2,283)

1,276,000	—	9/13/41	3.023%	3 month USD-
				LIBOR-BBA	(89,821)

JPMorgan Chase Bank, N.A.
40,202,800	127,363	3/11/26	4.12%	3 month USD-
				LIBOR-BBA	(8,367,757)

70,200,000 E	—	3/21/13	1.1685%	3 month USD-
				LIBOR-BBA	(400,842)

24,700,000 E	—	3/22/13	1.185%	3 month USD-
				LIBOR-BBA	(145,236)

26,884,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.51375%	(31,802)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.
	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$40,254,000	$—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	$(44,381)

9,323,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.18%	62,658

3,940,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.203%	34,518

7,489,000	—	10/3/21	3 month USD-
			LIBOR-BBA	2.184%	50,326

17,431,000	—	10/4/13	3 month USD-
			LIBOR-BBA	0.58%	737

250,101,900	55,032	8/3/13	0.59%	3 month USD-
				LIBOR-BBA	(198,571)

125,597,000	22,421	3/31/16	3 month USD-
			LIBOR-BBA	2.42%	7,227,542

4,109,000	—	8/19/41	3.299%	3 month USD-
				LIBOR-BBA	(535,877)

12,375,000	—	8/19/21	3 month USD-
			LIBOR-BBA	2.3675%	337,202

4,827,000	—	8/23/41	3 month USD-
			LIBOR-BBA	3.088%	413,294

46,079,500	—	8/31/13	3 month USD-
			LIBOR-BBA	0.5%	(54,018)

6,751,000	—	9/2/21	3 month USD-
			LIBOR-BBA	2.35%	165,396

43,781,000	2,743,974	7/26/21	4.46%	3 month USD-
				LIBOR-BBA	(7,003,949)

43,781,000	2,749,448	7/26/21	4.525%	3 month USD-
				LIBOR-BBA	(7,261,485)

65,671,500	4,155,858	7/27/21	4.745%	3 month USD-
				LIBOR-BBA	(12,191,314)

2,168,000	—	9/2/41	3 month USD-
			LIBOR-BBA	3.187%	229,274

24,986,000	—	9/14/21	3 month USD-
			LIBOR-BBA	2.124%	67,989

30,616,000	—	9/14/21	2.1575%	3 month USD-
				LIBOR-BBA	(177,784)

2,120,000	—	9/15/41	2.984%	3 month USD-
				LIBOR-BBA	(131,487)

6,580,000	—	9/19/21	3 month USD-
			LIBOR-BBA	2.266%	101,323

5,984,000	—	9/19/16	3 month USD-
			LIBOR-BBA	1.231%	(3,449)

Total					$(67,956,778)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11
		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$6,440,720	1/12/38	(6.50%) 1 month	Synthetic MBX	$50,230
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

6,560,061	1/12/40	4.50% (1 month	Synthetic MBX	(7,806)
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

19,327,963	1/12/38	(6.50%) 1 month	Synthetic TRS	293,515
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

14,576,550	1/12/38	(6.50%) 1 month	Synthetic MBX	113,679
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

9,539,748	1/12/40	5.00% (1 month	Synthetic MBX	(25,253)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

7,142,030	1/12/41	5.00% (1 month	Synthetic MBX	(20,033)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

39,880,768	1/12/38	(6.50%) 1 month	Synthetic MBX	311,022
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

19,190,308	1/12/41	5.00% (1 month	Synthetic MBX	(53,827)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

22,513,673	1/12/41	5.00% (1 month	Synthetic MBX	(63,149)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

32,612,655	1/12/38	(6.50%) 1 month	Synthetic MBX	254,339
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

23,509,470	1/12/41	5.00% (1 month	Synthetic MBX	(65,942)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

9,796,606	1/12/40	4.00% (1 month	Synthetic MBX	19,451
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.
		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,144,612	1/12/40	4.00% (1 month	Synthetic TRS	$(30,158)
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

41,563,704	1/12/41	5.00% (1 month	Synthetic MBX	(116,582)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

4,964,475	1/12/40	(5.00%) 1 month	Synthetic TRS	68,441
		USD-LIBOR	Index 5.00%
			30 year Fannie Mae
			pools

3,132,873	1/12/34	(5.50%) 1 month	Synthetic TRS	64,886
		USD-LIBOR	Index 5.50%
			30 year Fannie Mae
			pools

6,180,611	1/12/40	4.50% (1 month	Synthetic MBX	(7,355)
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

14,340,344	1/12/41	5.00% (1 month	Synthetic MBX	(40,223)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

184,421	1/12/41	4.50% (1 month	Synthetic MBX	(306)
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

230,526	1/12/41	4.50% (1 month	Synthetic MBX	(382)
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

254,699	1/12/40	5.00% (1 month	Synthetic MBX	(674)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

826,339	1/12/40	5.00% (1 month	Synthetic MBX	(2,187)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

598,828	1/12/40	5.00% (1 month	Synthetic MBX	(1,585)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

63,244	1/12/38	(6.50%) 1 month	Synthetic TRS	960
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.
		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$14,034,045	1/12/38	(6.50%) 1 month	Synthetic TRS	$213,121
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

1,730,779	1/12/41	5.00% (1 month	Synthetic TRS	(36,312)
		USD-LIBOR)	Index 5.00%
			30 year Ginnie
			Mae II pools

Citibank, N.A.
3,161,439	1/12/41	5.00% (1 month	Synthetic MBX	(8,868)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

343,766	1/12/41	5.00% (1 month	Synthetic MBX	(964)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

Credit Suisse International
1,041,801	1/12/41	4.50% (1 month	Synthetic MBX	(1,728)
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

865,911	1/12/41	5.00% (1 month	Synthetic MBX	(2,429)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

886,639	1/12/41	(4.50%) 1 month	Synthetic MBX	1,471
		USD-LIBOR	Index 4.50%
			30 year Fannie Mae
			pools

4,964,475	1/12/40	5.00% (1 month	Synthetic TRS	(68,441)
		USD-LIBOR)	Index 6.50%
			30 year Fannie Mae
			pools

3,132,873	1/12/34	5.50% (1 month	Synthetic TRS	(64,887)
		USD-LIBOR)	Index 5.50%
			30 year Fannie Mae
			pools

Deutsche Bank AG
7,988,732	1/12/39	(6.00%) 1 month	Synthetic TRS	132,136
		USD-LIBOR	Index 6.00%
			30 year Fannie Mae
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.
		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$13,265,749	1/12/41	5.00% (1 month	Synthetic MBX	$(37,209)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

10,545,457	1/12/40	5.00% (1 month	Synthetic TRS	(145,381)
		USD-LIBOR)	Index 5.00%
			30 year Fannie Mae
			pools

1,041,801	1/12/41	4.50% (1 month	Synthetic MBX	(1,728)
		USD-LIBOR)	Index 4.50%
			30 year Fannie Mae
			pools

Total				$719,842

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$140,753,261	$—

Purchased options outstanding	—	46,810,906	—

U.S. Government and Agency Mortgage Obligations	—	265,372,993	—

U.S. Treasury Obligations	—	243,104,077	—

Short-term investments	98,749,325	334,655,255	—

Totals by level	$98,749,325	$1,030,696,492	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$138,434	$—	$—

Written options	—	(72,873,007)	—

TBA sale commitments	—	(38,193,750)	—

Interest rate swap contracts	—	(86,870,653)	—

Total return swap contracts	—	719,842	—

Totals by level	$138,434	$(197,217,568)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/11

ASSETS

Investment in securities, at value(Note 1):
Unaffiliated issuers (identified cost $951,507,554)	$1,030,696,492
Affiliated issuers (identified cost $98,749,325) (Note 6)	98,749,325

Cash	9,505

Interest and other receivables	3,652,726

Receivable for shares of the fund sold	5,966,882

Receivable for investments sold	1,285,027

Receivable for sales of delayed delivery securities (Note 1)	38,275,875

Unrealized appreciation on swap contracts (Note 1)	89,217,353

Premium paid on swap contracts (Note 1)	4,325,831

Total assets	1,272,179,016

LIABILITIES

Payable for variation margin (Note 1)	35,468

Payable for investments purchased	435,526

Payable for purchases of delayed delivery securities (Note 1)	230,163,934

Payable for shares of the fund repurchased	1,237,258

Payable for compensation of Manager (Note 2)	247,434

Payable for investor servicing fees (Note 2)	90,623

Payable for custodian fees (Note 2)	27,753

Payable for Trustee compensation and expenses (Note 2)	195,426

Payable for administrative services (Note 2)	3,237

Payable for distribution fees (Note 2)	459,054

Written options outstanding, at value (premiums received $44,666,508) (Notes 1 and 3)	72,873,007

Premium received on swap contracts (Note 1)	23,239,706

Unrealized depreciation on swap contracts (Note 1)	156,454,289

TBA sale commitments, at value (proceeds receivable $38,221,875) (Note 1)	38,193,750

Collateral on certain derivative contracts, at value (Note 1)	2,844,955

Other accrued expenses	149,129

Total liabilities	526,650,549

Net assets	$745,528,467

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$709,040,885

Undistributed net investment income (Note 1)	18,297,238

Accumulated net realized gain on investments	34,278,282

Net unrealized depreciation of investments	(16,087,938)

Total — Representing net assets applicable to capital shares outstanding	$745,528,467

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($682,117,954 divided by 69,422,875 shares)	$9.83

Offering price per class A share (100/96.00 of $9.83)*	$10.24

Net asset value and offering price per class B share ($13,446,236 divided by 1,378,842 shares)**	$9.75

Net asset value and offering price per class C share ($23,255,512 divided by 2,375,020 shares)**	$9.79

Net asset value and redemption price per class M share ($2,743,233 divided by 277,326 shares)	$9.89

Offering price per class M share (100/96.75 of $9.89)†	$10.22

Net asset value, offering price and redemption price per class R share
($6,189,452 divided by 629,168 shares)	$9.84

Net asset value, offering price and redemption price per class Y share
($17,776,080 divided by 1,811,862 shares)	$9.81

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/11

INVESTMENT INCOME

Interest (including interest income of $87,607 from investments in affiliated issuers) (Note 6)	$26,055,194

Total investment income	26,055,194

EXPENSES

Compensation of Manager (Note 2)	2,947,531

Investor servicing fees (Note 2)	1,016,233

Custodian fees (Note 2)	64,906

Trustee compensation and expenses (Note 2)	62,635

Administrative services (Note 2)	20,864

Distribution fees — Class A (Note 2)	1,686,772

Distribution fees — Class B (Note 2)	137,960

Distribution fees — Class C (Note 2)	223,817

Distribution fees — Class M (Note 2)	13,627

Distribution fees — Class R (Note 2)	24,130

Other	279,331

Total expenses	6,477,806

Expense reduction (Note 2)	(7,466)

Net expenses	6,470,340

Net investment income	19,584,854

Net realized gain on investments (Notes 1 and 3)	24,232,601

Net realized gain on swap contracts (Note 1)	9,582,432

Net realized loss on futures contracts (Note 1)	(17,490,792)

Net realized gain on written options (Notes 1 and 3)	30,112,151

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the year	(30,254,338)

Net gain on investments	16,182,054

Net increase in net assets resulting from operations	$35,766,908

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/11	Year ended 9/30/10

Operations:
Net investment income	$19,584,854	$37,642,003

Net realized gain on investments	46,436,392	90,876,754

Net unrealized depreciation of investments	(30,254,338)	(66,013,562)

Net increase in net assets resulting from operations	35,766,908	62,505,195

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(18,920,988)	(34,274,857)

Class B	(291,583)	(725,035)

Class C	(466,562)	(728,764)

Class M	(69,275)	(127,155)

Class R	(115,716)	(84,565)

Class Y	(509,143)	(604,795)

From net realized short-term gain on investments
Class A	(9,949,993)	—

Class B	(187,783)	—

Class C	(323,820)	—

Class M	(40,549)	—

Class R	(84,221)	—

Class Y	(231,356)	—

From net realized long-term gain on investments
Class A	(36,007,687)	—

Class B	(808,311)	—

Class C	(1,315,606)	—

Class M	(141,596)	—

Class R	(188,633)	—

Class Y	(932,738)	—

Increase in capital from settlement payments (Note 7)	103,985	—

Redemption fees (Note 1)	—	1,939

Increase from capital share transactions (Note 4)	11,141,581	40,977,190

Total increase (decrease) in net assets	(23,573,086)	66,939,153

NET ASSETS

Beginning of year	769,101,553	702,162,400

End of year (including undistributed net investment income
of $18,297,238 and $20,013,387, respectively)	$745,528,467	$769,101,553

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
														of expenses
														to average	Ratio
	Net asset	Net	Net realized		From	From							Ratio	net assets	of net investment
	value,	investment	and unrealized	Total from	net	net realized			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)	Portfolio
	beginning	income	gain (loss)	investment	investment	gain	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	turnover
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	(%) [d]

Class A
September 30, 2011	$10.28	.26	.23	.49	(.27)	(.67)	(.94)	—	— [g]	$9.83	5.34	$682,118.85		.85	2.70	402
September 30, 2010	9.92	.53	.34	.87	(.51)	—	(.51)	— [f]	—	10.28	8.97	706,773	.83 [i,j]	.83 [i,j]	5.18 [i]	195
September 30, 2009	8.72	.38	1.22	1.60	(.40)	—	(.40)	— [f]	— [h]	9.92	18.85	658,710	1.14 [i,k]	.99 [i]	4.14 [i]	286
September 30, 2008	9.00	.48	(.31) [e]	.17	(.45)	—	(.45)	— [f]	—	8.72	1.78 [e]	615,515	.99 [i]	.99 [i]	5.22 [i]	173
September 30, 2007	8.86	.36	.14	.50	(.36)	—	(.36)	— [f]	—	9.00	5.79	621,954	1.03 [i]	1.03 [i]	4.03 [i]	196

Class B
September 30, 2011	$10.21	.19	.22	.41	(.20)	(.67)	(.87)	—	— [g]	$9.75	4.47	$13,446	1.60	1.60	1.98	402
September 30, 2010	9.85	.45	.35	.80	(.44)	—	(.44)	— [f]	—	10.21	8.22	16,253	1.58 [i,j]	1.58 [i,j]	4.48 [i]	195
September 30, 2009	8.66	.30	1.22	1.52	(.33)	—	(.33)	— [f]	— [h]	9.85	17.94	19,234	1.89 [i,k]	1.74 [i]	3.37 [i]	286
September 30, 2008	8.94	.41	(.31) [e]	.10	(.38)	—	(.38)	— [f]	—	8.66	1.02 [e]	22,848	1.74 [i]	1.74 [i]	4.49 [i]	173
September 30, 2007	8.81	.29	.13	.42	(.29)	—	(.29)	— [f]	—	8.94	4.91	26,021	1.78 [i]	1.78 [i]	3.28 [i]	196

Class C
September 30, 2011	$10.25	.19	.22	.41	(.20)	(.67)	(.87)	—	— [g]	$9.79	4.46	$23,256	1.60	1.60	1.95	402
September 30, 2010	9.89	.44	.36	.80	(.44)	—	(.44)	— [f]	—	10.25	8.19	23,424	1.58 [i,j]	1.58 [i,j]	4.33 [i]	195
September 30, 2009	8.69	.31	1.22	1.53	(.33)	—	(.33)	— [f]	— [h]	9.89	18.08	12,626	1.89 [i,k]	1.74 [i]	3.44 [i]	286
September 30, 2008	8.97	.41	(.31) [e]	.10	(.38)	—	(.38)	— [f]	—	8.69	1.05 [e]	6,560	1.74 [i]	1.74 [i]	4.55 [i]	173
September 30, 2007	8.84	.29	.13	.42	(.29)	—	(.29)	— [f]	—	8.97	4.90	3,403	1.78 [i]	1.78 [i]	3.28 [i]	196

Class M
September 30, 2011	$10.34	.24	.23	.47	(.25)	(.67)	(.92)	—	— [g]	$9.89	5.05	$2,743	1.10	1.10	2.44	402
September 30, 2010	9.98	.51	.34	.85	(.49)	—	(.49)	— [f]	—	10.34	8.66	2,860	1.08 [i,j]	1.08 [i,j]	4.94 [i]	195
September 30, 2009	8.76	.35	1.24	1.59	(.37)	—	(.37)	— [f]	— [h]	9.98	18.68	2,496	1.39 [i,k]	1.24 [i]	3.89 [i]	286
September 30, 2008	9.04	.46	(.31) [e]	.15	(.43)	—	(.43)	— [f]	—	8.76	1.50 [e]	2,204	1.24 [i]	1.24 [i]	4.98 [i]	173
September 30, 2007	8.90	.34	.14	.48	(.34)	—	(.34)	— [f]	—	9.04	5.48	2,111	1.28 [i]	1.28 [i]	3.79 [i]	196

Class R
September 30, 2011	$10.29	.23	.24	.47	(.25)	(.67)	(.92)	—	— [g]	$9.84	5.06	$6,189	1.10	1.10	2.32	402
September 30, 2010	9.92	.48	.38	.86	(.49)	—	(.49)	— [f]	—	10.29	8.83	3,035	1.08 [i,j]	1.08 [i,j]	4.62 [i]	195
September 30, 2009	8.72	.37	1.20	1.57	(.37)	—	(.37)	— [f]	— [h]	9.92	18.55	726	1.39 [i,k]	1.24 [i]	4.01 [i]	286
September 30, 2008	9.00	.52	(.38) [e]	.14	(.42)	—	(.42)	— [f]	—	8.72	1.48 [e]	301	1.24 [i]	1.24 [i]	5.52 [i]	173
September 30, 2007	8.86	.34	.14	.48	(.34)	—	(.34)	— [f]	—	9.00	5.51	70	1.28 [i]	1.28 [i]	3.79 [i]	196

Class Y
September 30, 2011	$10.27	.29	.22	.51	(.30)	(.67)	(.97)	—	— [g]	$9.81	5.50	$17,776.60		.60	2.94	402
September 30, 2010	9.90	.54	.37	.91	(.54)	—	(.54)	— [f]	—	10.27	9.35	16,757	.58 [i,j]	.58 [i,j]	5.32 [i]	195
September 30, 2009	8.70	.38	1.24	1.62	(.42)	—	(.42)	— [f]	— [h]	9.90	19.20	8,370	.89 [i,k]	.74 [i]	4.27 [i]	286
September 30, 2008	8.99	.50	(.32) [e]	.18	(.47)	—	(.47)	— [f]	—	8.70	1.93 [e]	20,500	.74 [i]	.74 [i]	5.48 [i]	173
September 30, 2007	8.85	.38	.14	.52	(.38)	—	(.38)	— [f]	—	8.99	6.09	13,300	.78 [i]	.78 [i]	4.28 [i]	196

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

56	57

Financial highlights (Continued)

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes dollar roll transactions.

e Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.01 per share.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

h Reflects non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Millennium Partners, L.P., Millennium Management, L.L.C and Millennium International Management, LLC, which amounted to less than $0.01 per share outstanding as of June 23, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.05%

September 30, 2009	0.16

September 30, 2008	0.13

September 30, 2007	0.10

j Excludes the impact of a current period reduction of interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.04% of average net assets as of September 30, 2010.

k Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.15% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/11

Note 1: Significant accounting policies

Putnam American Government Income Fund (the fund), is a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through September 30, 2011.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures contracts The fund uses futures contracts to hedge interest rate risk, and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The fund had an average number of contracts of approximately 1,000 on futures contracts for the reporting period.

G) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk, and to gain exposure to interest rates. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period.

The fund had an average contract amount of approximately 720,600,000 on purchased options contracts for the reporting period.

H) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, and to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The fund had an average notional amount of approximately $289,200,000 on total return swap contracts for the reporting period.

I) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The fund had an average notional amount of approximately $4,444,700,000 on interest rate swap contracts for the reporting period.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $24,119,256 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $141,698,709 contracts subject to the Master Agreements. Collateral posted by the fund totaled $141,032,108.

K) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

O) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

P) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of straddle loss deferrals, income on swap contracts, interest only securities, and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $927,736 to decrease undistributed net investment income and $100,976 to decrease paid-in-capital, with an increase to accumulated net realized gains of $1,028,712.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$136,181,442
Unrealized depreciation	(57,092,364)

Net unrealized appreciation	79,089,078
Undistributed ordinary income	17,308,174
Undistributed short-term gain	3,168,103
Undistributed long-term gain	35,410,440
Cost for federal income tax purposes	$1,050,356,739

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion,
0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012 to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets , that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7,466 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $487, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 050% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $80,011 and $289 from the sale of class A and class M shares, respectively, and received $14,139 and $5,195 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $40 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,790,878,531 and $1,923,586,942, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $7,762,758 and $7,618,247, respectively.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at the
beginning of the reporting period	$1,092,168,520	$64,321,762

Options opened	1,273,146,814	44,345,590

Options exercised	(1,168,221,406)	(57,469,986)

Options expired	(26,233,000)	(1,198,848)

Options closed	(131,394,600)	(5,332,010)

Written options outstanding at the
end of the reporting period	$1,039,466,328	$44,666,508

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/11		Year ended 9/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	10,398,510	$102,248,712	10,599,901	$108,193,224

Shares issued in connection with
reinvestment of distributions	5,498,007	52,845,920	2,596,916	26,443,556

	15,896,517	155,094,632	13,196,817	134,636,780

Shares repurchased	(15,216,066)	(148,287,397)	(10,882,221)	(110,910,127)

Net increase	680,451	$6,807,235	2,314,596	$23,726,653

	Year ended 9/30/11		Year ended 9/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	489,755	$4,793,152	587,711	$5,963,786

Shares issued in connection with
reinvestment of distributions	108,206	1,031,718	61,211	618,967

	597,961	5,824,870	648,922	6,582,753

Shares repurchased	(810,868)	(7,832,956)	(1,009,551)	(10,212,627)

Net decrease	(212,907)	$(2,008,086)	(360,629)	$(3,629,874)

	Year ended 9/30/11		Year ended 9/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	1,085,444	$10,780,628	1,455,458	$14,831,892

Shares issued in connection with
reinvestment of distributions	180,930	1,730,373	55,652	565,582

	1,266,374	12,511,001	1,511,110	15,397,474

Shares repurchased	(1,176,815)	(11,386,723)	(502,891)	(5,115,971)

Net increase	89,559	$1,124,278	1,008,219	$10,281,503

	Year ended 9/30/11		Year ended 9/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	51,513	$507,954	70,821	$725,082

Shares issued in connection with
reinvestment of distributions	22,194	214,544	9,867	101,064

	73,707	722,498	80,688	826,146

Shares repurchased	(72,862)	(717,559)	(54,436)	(557,383)

Net increase	845	$4,939	26,252	$268,763

	Year ended 9/30/11		Year ended 9/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	507,560	$4,994,199	254,482	$2,599,691

Shares issued in connection with
reinvestment of distributions	40,350	388,570	8,274	84,522

	547,910	5,382,769	262,756	2,684,213

Shares repurchased	(213,665)	(2,118,693)	(41,037)	(416,954)

Net increase	334,245	$3,264,076	221,719	$2,267,259

	Year ended 9/30/11		Year ended 9/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,277,252	$12,566,257	1,170,459	$11,974,116

Shares issued in connection with
reinvestment of distributions	114,207	1,098,066	50,968	518,397

	1,391,459	13,664,323	1,221,427	12,492,513

Shares repurchased	(1,211,621)	(11,715,184)	(434,895)	(4,429,627)

Net increase	179,838	$1,949,139	786,532	$8,062,886

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
Interest rate	appreciation /		appreciation /
contracts	(depreciation)	$138,638,849*	(depreciation)	$250,713,327*

Total		$138,638,849		$250,713,327

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$15,237,361	$(17,490,792)	$9,582,432	$7,329,001

Total	$15,237,361	$(17,490,792)	$9,582,432	$7,329,001

Change in unrealized appreciation or (depreciation) on derivatives recognized in income

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$3,793,827	$(1,174,430)	$(33,046,745)	$(30,427,348)

Total	$3,793,827	$(1,174,430)	$(33,046,745)	$(30,427,348)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $87,607 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $103,739,373 and $45,614,001, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $102,475 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $1,510 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $35,424,718 as a capital gain dividend with respect to the taxable year ended September 30, 2011, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $11,492,751 of distributions paid as qualifying to be taxed as interest-related dividends, and $10,817,722 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2011, there were 107 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Asset Allocation Funds — portfolios	RetirementReady 2015 Fund
with allocations to stocks, bonds, and
money market instruments that are adjusted	Putnam Retirement Income Lifestyle
dynamically within specified ranges as	Funds — portfolios with managed
market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund*	retirement income.
Dynamic Asset Allocation
Conservative Fund†	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund‡	Prior to June 16, 2011, the fund was known as Putnam
Dynamic Risk Allocation Fund	RetirementReady Maturity Fund
Retirement Income Fund Lifestyle 2
Retirement Income Fund Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

*Prior to November 30, 2011, this fund was known as Putnam Asset Allocation: Balanced Portfolio.

†Prior to November 30, 2011, this fund was known as Putnam Asset Allocation: Conservative Portfolio.

‡Prior to November 30, 2011, this fund was known as Putnam Asset Allocation: Growth Portfolio.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Independent Registered	Treasurer and Principal
Public Accounting Firm	Accounting Officer	Susan G. Malloy
PricewaterhouseCoopers LLP		Vice President and
	Beth S. Mazor	Assistant Treasurer
Trustees	Vice President
Jameson A. Baxter, Chair
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
John A. Hill

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN027
270363 11/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2011	$96,191	$--	$5,082	$ —
September 30, 2010	$99,930	$--	$5,137	$939*

*	Includes fees of $939 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended and September 30, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2011and September 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $238,737 and $405,729 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2011	$ —	$112,505	$ —	$ —

September 30, 2010	$ —	$243,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 29, 2011